Exhibit 1.01

Conflict Minerals Report

Introduction

Our subsidiaries manufacture, market and sell various specialty chemical product lines, including high-quality specialty paints, protective coatings, roofing systems, sealants, adhesives and cleaners as well as nail polish, carpet cleaning, structure drying and dehumidifying hardware products focusing on the maintenance and improvement needs of both the industrial and consumer markets. Our family of products includes those marketed under brand names such as API, Carboline, CAVE, DAP, Day-Glo, Dri-Eaz, Euclid, EUCO, Fibergrate, Flecto, Flowcrete, Grupo PV, Hummervoll, illbruck, Mohawk, Rust-Oleum, Stonhard, TCI, Toxement, Tremco, Tuf-Strand, Universal Sealants, Viapol, Watco and Zinsser. As of May 31, 2016, our subsidiaries marketed products in approximately 164 countries and territories and operate manufacturing facilities in approximately 120 locations in the United States, Argentina, Australia, Belgium, Brazil, Canada, Chile, China, Colombia, France, Germany, India, Italy, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Poland, Saudi Arabia, South Africa, Spain, Sweden, Turkey, the United Arab Emirates and the United Kingdom.

After evaluating our diverse product lines, we have determined that the only products we manufacture that may contain conflict minerals are our carpet / hard surface floor cleaning, structure drying and dehumidifying hardware products and relatively small quatities of our nail polish products (“Scoped Products”). After conducting a Reasonable Country of Origin Inquiry (“RCOI”) of the relevant direct raw material suppliers of our Scoped Products and in accordance with Rule 13p-1 under the Securities Exchange Act (17 CFR 240.13p-1), we are filing this Conflict Minerals Report (“CMR”).

Part I. Due Diligence

A. RCOI

As part of our endeavors to improve efficiency and to continue to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and its Conflict Minerals provisions (the “Regulations”), in May 2015 we revised our Conflict Minerals Policy (our “Policy”), which is publicly available at www.rpminc.com/ConflictMinerals/. Our Policy requires an initial procedure whereby all of our manufacturing companies must identify which direct raw material suppliers in their supply chains during the relevant reporting period may have supplied them with material containing one or more conflict minerals (“Relevant Suppliers”). A RCOI, as more fully described below, is then conducted on all relevant materials from such Relevant Suppliers and the suppliers’ responses are reviewed.

Requests for information were sent to all Relevant Suppliers by the responsible representatives associated with the Scoped Products. Through mid-May 2017, the responsible representatives associated with the Scoped Products ensured that follow-up email, and in some cases telephonic, reminders were sent to Relevant Suppliers who did not respond to initial inquiries, in order to help obtain maximum participation from all Relevant Suppliers. For most of our Scoped Products, we developed internally and used an Information Systems Interface (“IT Interface”) to track the requests for information submitted to our suppliers as well as any responses those suppliers provided. Through this method, suppliers were asked to provide responses using the Conflict-Free Sourcing Initiative’s (“CFSI”) Conflict Minerals Reporting Template (hereinafter referred to as the “CMRT”). In many cases, the IT Interface allowed suppliers to upload a completed CMRT into the IT Interface. When that was not possible or preferred by the supplier, the responsible representatives associated with the Scoped Products received the CMRT or other information from the supplier via email and then uploaded that information into the IT Interface.

The CMRT includes questions about each supplier’s conflict minerals policy and inquiries about each supplier’s RCOI or due diligence procedures related to conflict minerals sourcing. Furthermore, the CMRT requests the identification of known smelters used to process any disclosed conflict minerals.

Due to the small number of relevant suppliers associated with nail polish, that business unit’s responsible representative did not require the use of the IT Interface and independently contacted the relevant suppliers and reported relevant information and responses back to RPM. We determined that the only releveant mineral that may be contained within our nail polish is gold.

Gold would have only been provided by one supplier, and any gold, if used, would only have been used in a relatively small number of nail polish products manufactured during calendar year 2016 and when and if used, only in extremely small amounts.

We reviewed the responses from all Relevant Suppliers.

B. Due Diligence Conducted on the Scoped Products’ 3TG Minerals Chain of Custody

1.	Framework

As in the past, we referred to the Second Edition of the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Due Diligence Framework”) and applied that internationally recognized framework to conduct our due diligence efforts. That framework incorporated and included the RCOI procedures.

2.	Due Diligence Measures Performed

In accordance with the OECD Due Diligence Framework we incorporated the following measures during our due diligence of the Scoped Products:

a)	Policy: Based upon lessons learned after the Conflict Minerals process used for the calendar year 2013 and 2014 reporting periods, and based upon professional guidance received from subject-matter experts, in May 2015 we revised our Policy to more effectively identify whether (1) we may have any conflict minerals in any of our products, and (2) if so, to identify whether any conflict minerals contained in our products originated from the Democratic Republic of Congo or its adjoining countries (“DRC Region”). A review of that policy during calendar year 2016 did not disclose any reason to modify said policy for the calendar year 2016 reporting period. This Policy is applicable to all of our subsidiaries and identifies the procedures each subsidiary must incorporate for internal communications, as well as communications with their suppliers and customers to ensure compliance with the Regulations. The Policy is publically available at www.rpminc.com/ConflictMinerals/.

b)	Internal Management Structure: Compliance with the Policy is supervised by RPM’s Director of Global Compliance, and the Policy is intended to be administered and implemented by RPM’s Global Strategic Sourcing Team (“GSST”), a committee composed of the senior purchasing agents representing most of our subsidiaries. Details regarding the direct management and internal and external communication requirements are described in the Policy, which is publically available, and under the RCOI section above, both of which are incorporated herein by reference. Due to the limited amount of business units associated with the Scope Products for this 2016 reporting period RPM’s Director of Global Compliance assumed the functions normally resident with the GSST and administered and implemented the Policy directly with the responsible representatives of the Scoped Products.

c)	Controls, Transparency, Engagement with Suppliers and Customers: Due to our decentralized operations, the Policy requires each subsidiary company to first identify whether any of its direct raw material suppliers may have provided it with products containing a conflict mineral during the relevant reporting period. If so, then the subsidiary company must identify a person responsible to conduct the RCOI and due diligence for the subsidiary company and to communicate with that company’s identified suppliers and maintain close coordination with RPM’s Director of Global Compliance regarding conflict minerals matters. As the Scoped Products are finished products which are not used as direct raw materials by any of our known customers, follow-on engagement with relevant customers was not a factor during the 2016 reporting period.

d)	Company Level Grievance Mechanism: As the Policy is applicable to all of our subsidiary companies, any violation of the Policy may be reported by anyone in accordance with our Values & Expectations of 168, which are adopted as our Code of Business Conduct and Ethics (the “Code”). Options for disclosure under the Code include, but are not limited to, contacting RPM’s Hotline where permitted by law.

Additionally, the Policy requires the subsidiary company representatives to report to RPM’s Director of Global Compliance any non-responsive suppliers if that information is not otherwise available to them. The Code is publically available at www.rpminc.com/about-rpm/worldwide-code-guidelines/ and instructions for the Hotline are available at www.rpminc.com/hotline/.

e)	Identification and Assessment of Risk in the Supply Chain: Based upon the relatively small number of Scoped Products as compared to the rest of our product lines, as well as the relatively small percentage of the global supply of conflict minerals originating from the DRC Region, we believe that the risk that any suppliers are providing any conflict minerals to us that benefit the conflict in the DRC Region is remote. However, pursuant to our Policy and as part of the RCOI process, we asked all Relevant Suppliers to respond to the CMRT questions. Therefore, during the RCOI process, all Relevant Suppliers are asked to answer questions designed to determine whether they in fact provide non-recycled/non-scrap tin, tantalum, tungsten or gold (“3TG Minerals”) to our subsidiary companies and if so, whether they know from which smelters their 3TG Minerals have been processed. All Relevant Suppliers are also asked to identify what, if any, conflict free policies and due diligence procedures they have in place. Questions related to smelters and to their due diligence procedures are required as part of applicable post-RCOI due diligence requirements, and are asked along with the RCOI questions in order to expedite due diligence process and limit the volume of required communications with any individual supplier who may have provided 3TG Minerals that may be contained in a Scoped Product.

f)	Design to Respond to Identified Risks: Through the IT Interface (for all Scoped Products other than nail polish), as well as direct communications between RPM’s Director of Global Compliance and subsidiary company responsible representatives of the Scoped Products, we established procedures whereby responses from Relevant Suppliers can be identified if a response rises to the level that causes someone to believe that a 3TG Mineral from the DRC Region could be contained in one of our products. When that occurs, review of the entirety of the due diligence portion of the questionnaire submitted by the Relevant Supplier is evaluated by an RPM representative or the relevant subsidiary company’s conflict minerals representative, and if needed, the Relevant Supplier will be contacted in order to clarify answers and to further identify smelters, the chain of custody of the direct material and to attempt to determine whether any mineral may have benefited the conflict in the DRC Region. Furthermore, in accordance with the Policy, any non-responsive suppliers may be ultimately considered by the GSST and the management of any applicable subsidiary for actions designed to mitigate any future risks of non-compliant behavior by a supplier that is related to conflict minerals.

g)	Follow-up with Relevant Suppliers: During the RCOI process we received written responses from many Relevant Suppliers of direct materials used to manufacture our Scoped Products. We used the due diligence measures described above with respect to these suppliers. Specifically, we reviewed the answers to all questions from the original questionnaires answered by those suppliers. Moreover, when the due diligence section of the questionnaire was not clear, we asked additional and specific questions of suppliers in an attempt to identify any smelters used to process their supplied direct materials and to determine if through their due diligence efforts the suppliers determined whether the sourced direct raw materials did in fact originate from the DRC Region, and if so if they could conclude whether any sourced minerals benefited the armed conflict in that region. A few suppliers identified smelters they believed may source from the DRC Region, however, often it was difficult to determine whether the response from these suppliers was product-specific and exclusively covered products purchased by us, or whether it applied to the full spectrum of products they manufacture or sell. Therefore it was not possible to determine whether the declarations of possible sourcing from the DRC Region were connected to any of our Scoped Products. Additionally, as was the case last year, many suppliers listed smelters of which we have been unable to determine whether those smelters source from the DRC Region.

3.	Independent Private Sector Audit

Based upon SEC guidance, an independent private sector audit of the due diligence framework conducted by us is not required for this CMR.

4.	Risk Mitigation/Future Due Diligence Measures

As previously mentioned for the 2016 reporting period, we chose to terminate our use of a third party provider and refined the internally created IT Interface first used for the 2013 reporting period. As previously stated the business unit that manufactures nail polish did not use the IT Interface this year, but that business unit will be required to use that interface for the 2017 reporting period if any of their products may contain 3TG Minerals during that period. We found the internally created IT Interface to be better suited to the needs and processes RPM has adopted in its Policy. However, as has been historically demonstrated since the 2013 reporting period, the information gathering process and the consolidation of collected information from suppliers is difficult and obtaining meaningful and relevant answers from suppliers is a cumbersome process. Therefore, we continue to evaluate all options to gain greater flexibility and efficiencies. We believe that the current IT Interface facilitates the ability of subsidiary company responsible personnel on both the customer and supplier side to personally review the data collected from Relevant Suppliers and that it is a positive step towards increasing transparency and engagement with suppliers and customers, and thus currently this is a capacity that we seek to maintain for the 2017 reporting period.

A recurrent issue that we continue to attempt to mitigate is that many suppliers continue to be overburdened with the type, detail and number of inquiries, and therefore they continue to provide a “company-wide” response to specific inquiries (i.e., they provide responses that cover all of their products combined rather than specific responses for the distinct products sold to our subsidiary companies). Consequently, these suppliers have difficulty and are often reluctant to address specific questions related to a particular product purchased from them. For these suppliers, many of which are distributors and not manufacturers, responses indicating that 3TG Minerals are present and may have come from the DRC region only identify that one or more of their products may have Conflict Minerals implications, but such responses do not identify whether any one or more of the materials they supplied to us contains 3TG Minerals. In effect, these suppliers “over report” the existence of a 3TG Mineral and often identify smelters that may have no connection to direct raw materials we purchased from them. Therefore, such responses are not very informative or helpful. As in the past we continue to educate these suppliers and engage the purchasing representatives from our subsidiary manufacturers who have Relevant Suppliers to facilitate that education. However education alone may be insufficient. In some instances these suppliers are not located within the U.S. and may feel as though the law is wholly inapplicable to them, are not manufacturers, deal with hundreds of suppliers and manufacturers themselves, and/or are unfamiliar with the reporting obligations of publicly traded companies in the U.S.

Part II. Scoped Product Descriptions and Information Known Regarding Chain of Custody of Scoped Products

As a result of the due diligence conducted on the Scoped Products as described in Part I, the following relevant information is provided:

A. Carpet Cleaning, Structure Drying and Dehumidifying Hardware Products

1.	3TG Minerals: Tin, Tantalum, Gold and Tungsten are all relevant to these products.

2.	Smelters and Origin: Smelters Identified to RPM by Relevant Suppliers.[1]

Metal	Smelter	Country

Gold	ABINGTON RELDAN METALS, LLC	US

Gold	ACCURATE REFINING GROUP	US

Gold	ADVANCED CHEMICAL COMPANY	US

Gold	AGR MATHEY	AUSTRALIA

Gold	AIDA CHEMICAL INDUSTRIES CO., LTD.	JAPAN

Gold	AKTYUBINSK COPPER COMPANY TOO	KAZAKHSTAN

Gold	AL ETIHAD GOLD	UNITED ARAB EMIRATES

Gold	AL ETIHAD GOLD REFINERY DMCC	UNITED ARAB EMIRATES

Gold	ALLGEMEINE GOLD-UND SILBERSCHEIDEANSTALT A.G.	GERMANY

Gold	ALMALYK MINING AND METALLURGICAL COMPLEX (AMMC)	UZBEKISTAN

Gold	AMAGASAKI FACTORY, HYOGO PREFECTURE, JAPAN	JAPAN

Gold	ANGLOGOLD ASHANTI CÓRREGO DO SÍTIO MINERAÇÃO	BRAZIL

Gold	ANHUI TONGLING NONFERROUS METAL MINING CO., LTD.	CHINA

Gold	ARGOR-HERAEUS S.A.	SWITZERLAND

Gold	ASAHI PRETEC CORP.	JAPAN

Gold	ASAHI REFINING CANADA LIMITED	CANADA

Gold	ASAHI REFINING CANADA LTD.	CANADA

Gold	ASAHI REFINING USA INC.	US

Gold	ASAKA RIKEN CO., LTD.	JAPAN

[1]	On or about September 2014, the United States Department of Commerce published what it categorized as the “most comprehensive list to date of all known processing facilities [including smelters and refiners] in the world.” Department of Commerce Reporting Requirements Under Section 1502(d)(3)(C) of the Dodd-Frank Act World-Wide Conflict Minerals Reporting Facilities. That list identifies the following approximate number of processing facilities for each metal: 139 Gold, 68 Tantalum, 132 Tin, and 95 Tungsten. In response to our inquiries, Relevant Suppliers listed smelters that are not included within the list created by the United States Department of Commerce. However, in this CMR we list all reported “smelters” by our Relevant Suppliers that could potentially be pertinent to our Scoped Products regardless of whether those “smelters” were identified by the United States Department of Commerce.

Gold	ATAKULCHE	TURKEY

Gold	ATASAY KUYUMCULUK SANAYI VE TICARET A.S.	TURKEY

Gold	AU TRADERS AND REFINERS	SOUTH AFRICA

Gold	AU TRADERS AND REFINERS (PTY) LTD	SOUTH AFRICA

Gold	AURA-II	US

Gold	AURUBIS AG	GERMANY

Gold	BANGALORE REFINERY	INDIA

Gold	BANGKO SENTRAL NG PILIPINAS (CENTRAL BANK OF THE P	PHILIPPINES

Gold	BAUER WALSER AG	GERMANY

Gold	BOLIDEN AB	SWEDEN

Gold	C. HAFNER GMBH + CO. KG	GERMANY

Gold	CARIDAD	MEXICO

Gold	CCR	CANADA

Gold	CCR REFINERY - GLENCORE CANADA CORPORATION	CANADA

Gold	CENDRES + MÉTAUX S.A.	SWITZERLAND

Gold	CHALCO YUNNAN COPPER CO. LTD.	CHINA

Gold	CHANGCHENG GOLD & SILVER REFINING FACTORY	CHINA

Gold	CHIMET S.P.A.	ITALY

Gold	CHINA GOLD INTERNATIONAL RESOURCES CORP. LTD	CHINA

Gold	CHINA HENAN ZHONGYUAN GOLD SMELTER	CHINA

Gold	CHINA’S SHANDONG GOLD MINING CO., LTD	CHINA

Gold	CHUGAI MINING	JAPAN

Gold	CMP-COMPAGNIE DES METAUX PRECIEUX	FRANCE

Gold	DAEJIN INDUS CO., LTD.	KOREA, REPUBLIC OF

Gold	DAYE NON-FERROUS METALS MINING LTD.	CHINA

Gold	DEGUSSA SONNE / MOND GOLDHANDEL GMBH	GERMANY

Gold	DO SUNG CORPORATION	KOREA, REPUBLIC OF

Gold	DODUCO	GERMANY

Gold	DODUCO GMBH	GERMANY

Gold	DOWA	JAPAN

Gold	DOWA KOGYO K.K.	JAPAN

Gold	DOWA METALS & MINING CO. LTD	JAPAN

Gold	DSC (DO SUNG CORPORATION)	KOREA, REPUBLIC OF

Gold	ECO-SYSTEM RECYCLING CO., LTD.	JAPAN

Gold	ELEMETAL REFINING, LLC	US

Gold	EMIRATES GOLD DMCC	UNITED ARAB EMIRATES

Gold	FAGGI ENRICO S.P.A.	ITALY

Gold	FIDELITY PRINTERS AND REFINERS LTD.	ZIMBABWE

Gold	FSE NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION

Gold	FUJIAN ZIJIN MINING STOCK COMPANY GOLD SMELTER	CHINA

Gold	GANNON & SCOTT	US

Gold	GANSU SEEMINE MATERIAL HI-TECH CO LTD	CHINA

Gold	GAUTENG REFINERY

Gold	GEIB REFINING CORPORATION	US

Gold	GOLD REFINERY OF ZIJIN MINING GROUP CO., LTD	CHINA

Gold	GREAT WALL PRECIOUS METALS CO,. LTD.	CHINA

Gold	GREAT WALL PRECIOUS METALS CO., LTD. OF CBPM	CHINA

Gold	GUANGDONG GAOYAO CO	CHINA

Gold	GUANGDONG JINDING GOLD LIMITED	CHINA

Gold	GUJARAT GOLD CENTRE	INDIA

Gold	GUODA SAFINA HIGH-TECH ENVIRONMENTAL REFINERY CO.,	CHINA

Gold	HANGZHOU FUCHUNJIANG SMELTING CO., LTD.	CHINA

Gold	HARMONY GOLD MINING COMPANY LIMITED	SOUTH AFRICA

Gold	HEIMERLE + MEULE GMBH	GERMANY

Gold	HENAN YUGUANG GOLD & LEAD CO., LTD.	CHINA

Gold	HENAN ZHONGYUAN GOLD REFINERY CO., LTD.	CHINA

Gold	HENAN ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CO.	CHINA

Gold	HERAEUS LTD. HONG KONG	CHINA

Gold	HERAEUS METALS HONG KONG LTD	CHINA

Gold	HERAEUS PRECIOUS METALS GMBH & CO. KG	GERMANY

Gold	HOMESTAKE MINING COMPANY	CANADA

Gold	HUNAN CHENZHOU MINING CO., LTD.	CHINA

Gold	HUNAN CHENZHOU MINING INDUSTRY CO. LTD.	CHINA

Gold	HWASEONG CJ CO., LTD.	KOREA, REPUBLIC OF

Gold	HWASUNG CJ CO., LTD.	KOREA, REPUBLIC OF

Gold	INNER MONGOLIA QIANKUN GOLD AND SILVER REFINERY SH	CHINA

Gold	ISHIFUKU METAL INDUSTRY CO., LTD.	JAPAN

Gold	ISTANBUL GOLD REFINERY	TURKEY

Gold	ITALPREZIOSI S.P.A.	ITALY

Gold	JAPAN MINT	JAPAN

Gold	JCC	CHINA

Gold	JIANGXI COPPER CO., LTD.	CHINA

Gold	JIANGXI COPPER COMPANY LIMITED	CHINA

Gold	JINLONG COPPER CO., LTD.	CHINA

Gold	JOHNSON MATTHEY CANADA	CANADA

Gold	JOHNSON MATTHEY INC.	US

Gold	JOHNSON MATTHEY INC. (USA)	US

Gold	JOHNSON MATTHEY LIMITED	CANADA

Gold	JSC EKATERINBURG NON-FERROUS METAL PROCESSING PLAN	RUSSIAN FEDERATION

Gold	JSC URALELECTROMED	RUSSIAN FEDERATION

Gold	JX NIPPON MINING & METALS CO., LTD.	JAPAN

Gold	KALOTI PRECIOUS METALS	UNITED ARAB EMIRATES

Gold	KAZAKHMYS SMELTING LLC	KAZAKHSTAN

Gold	KAZZINC	KAZAKHSTAN

Gold	KENNECOTT UTAH COPPER LLC	US

Gold	KGHM POLSKA MIEDZ SPÓLKA AKCYJNA	POLAND

Gold	KOJIMA CHEMICALS CO., LTD.	JAPAN

Gold	KOREA METAL CO., LTD.	KOREA, REPUBLIC OF

Gold	KOREA ZINC CO., LTD.	KOREA, REPUBLIC OF

Gold	KYRGYZALTYN JSC	KYRGYZSTAN

Gold	KYSHTYM COPPER-ELECTROLYTIC PLANT ZAO	RUSSIAN FEDERATION

Gold	L’AZURDE COMPANY FOR JEWELRY	SAUDI ARABIA

Gold	L’ORFEBRE S.A.	ANDORRA

Gold	LINGBAO GOLD CO., LTD.	CHINA

Gold	LINGBAO GOLD COMPANY LIMITED	CHINA

Gold	LINGBAO GOLD COMPANY LTD.	CHINA

Gold	LINGBAO JINYUAN MINING CO., LTD.	CHINA

Gold	LINGBAO JINYUAN TONGHUI REFINERY CO., LTD.	CHINA

Gold	LINGLONG GOLD MINE	CHINA

Gold	LS-NIKKO COPPER INC.	KOREA, REPUBLIC OF

Gold	LUOYANG ZIJIN YINHUI METAL SMELT CO LTD	CHINA

Gold	MATERION	US

Gold	MATSUDA SANGYO CO., LTD.	JAPAN

Gold	MEM(SUMITOMO GROUP)	JAPAN

Gold	MET-MEX PENOLES, S.A.	MEXICO

Gold	METAHUB INDUSTRIES SDN. BHD.	MALAYSIA

Gold	METALOR SWITZERLAND	SWITZERLAND

Gold	METALOR TECHNOLOGIES (HONG KONG) LTD.	CHINA

Gold	METALOR TECHNOLOGIES (SINGAPORE) PTE., LTD.	SINGAPORE

Gold	METALOR TECHNOLOGIES (SUZHOU) CO LTD	CHINA

Gold	METALOR TECHNOLOGIES (SUZHOU) LTD.	CHINA

Gold	METALOR TECHNOLOGIES S.A.	SWITZERLAND

Gold	METALOR USA REFINING CORPORATION	US

Gold	METALÚRGICA MET-MEX PEÑOLES S.A. DE C.V.	MEXICO

Gold	MITSUBISHI MATERIALS CORPORATION	JAPAN

Gold	MITSUI KINZOKU CO., LTD.	JAPAN

Gold	MITSUI MINING AND SMELTING CO., LTD.	JAPAN

Gold	MMTC-PAMP INDIA PVT., LTD.	INDIA

Gold	MODELTECH SDN BHD	MALAYSIA

Gold	MORRIS AND WATSON	NEW ZEALAND

Gold	MORRIS AND WATSON GOLD COAST	AUSTRALIA

Gold	MOSCOW SPECIAL ALLOYS PROCESSING PLANT	RUSSIAN FEDERATION

Gold	NADIR METAL RAFINERI SAN. VE TIC. A.S.	TURKEY

Gold	NAVOI MINING AND METALLURGICAL COMBINAT	UZBEKISTAN

Gold	NIHON MATERIAL CO., LTD.	JAPAN

Gold	NORDDEUTSCHE AFFINERERIE AG	GERMANY

Gold	ÖGUSSA ÖSTERREICHISCHE GOLD- UND SILBER-SCHEIDEANS	AUSTRIA

Gold	OHIO PRECIOUS METALS, LLC	US

Gold	OHURA PRECIOUS METAL INDUSTRY CO., LTD.	JAPAN

Gold	OJSC “THE GULIDOV KRASNOYARSK NON-FERROUS METALS P	RUSSIAN FEDERATION

Gold	OJSC KOLYMA REFINERY	RUSSIAN FEDERATION

Gold	OJSC KRASTSVETMET	RUSSIAN FEDERATION

Gold	OJSC NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION

Gold	PAMP S.A.	SWITZERLAND

Gold	PEASE & CURREN	US

Gold	PENGLAI PENGGANG GOLD INDUSTRY CO LTD	CHINA

Gold	PHILIPPINE ASSOCIATED SMELTING AND REFINING CORPOR	PHILIPPINES

Gold	PRIOKSKY PLANT OF NON-FERROUS METALS	RUSSIAN FEDERATION

Gold	PT ANEKA TAMBANG (PERSERO) TBK	INDONESIA

Gold	PX PRÉCINOX S.A.	SWITZERLAND

Gold	RAND REFINERY (PTY) LTD.	SOUTH AFRICA

Gold	REMONDIS ARGENTIA B.V.	NETHERLANDS

Gold	REPUBLIC METALS CORPORATION	US

Gold	RIO TINTO GROUP	UNITED KINGDOM

Gold	ROYAL CANADIAN MINT	CANADA

Gold	SAAMP	FRANCE

Gold	SABIN METAL CORP.	US

Gold	SAFINA, A.S	CZECH REPUBLIC

Gold	SAI REFINERY	INDIA

Gold	SAMDOK METAL	KOREA, REPUBLIC OF

Gold	SAMDUCK PRECIOUS METALS	KOREA, REPUBLIC OF

Gold	SAMWON METALS CORP.	KOREA, REPUBLIC OF

Gold	SAXONIA EDELMETALLE GMBH	GERMANY

Gold	SCHONE EDELMETAAL B.V.	NETHERLANDS

Gold	SEMPSA JOYERÍA PLATERÍA S.A.	SPAIN

Gold	SEMPSA JOYERÍA PLATERÍA SA	SPAIN

Gold	SHANDONG GOLD MINE(LAIZHOU) SMELTER CO., LTD.	CHINA

Gold	SHANDONG TARZAN BIO-GOLD INDUSTRY CO., LTD.	CHINA

Gold	SHANDONG TIANCHENG BIOLOGICAL GOLD INDUSTRIAL CO.,	CHINA

Gold	SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO., LTD.	CHINA

Gold	SHANGDONG GOLD (LAIZHOU)	CHINA

Gold	SHONAN PLANT TANAKA KIKINZOKU	JAPAN

Gold	SICHUAN TIANZE PRECIOUS METALS CO., LTD.	CHINA

Gold	SINGWAY TECHNOLOGY CO., LTD.	TAIWAN

Gold	SMM	JAPAN

Gold	SO ACCURATE GROUP, INC.	US

Gold	SOE SHYOLKOVSKY FACTORY OF SECONDARY PRECIOUS META	RUSSIAN FEDERATION

Gold	SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	TAIWAN

Gold	SUDAN GOLD REFINERY	SUDAN

Gold	SUMITOMO KINZOKU KOZAN K.K.	JAPAN

Gold	SUMITOMO METAL MINING CO., LTD.	JAPAN

Gold	SUNGEEL HITECH CO., LTD.	KOREA, REPUBLIC OF

Gold	T.C.A S.P.A	ITALY

Gold	TANAKA DENSHI KOGYO K.K	JAPAN

Gold	TANAKA KIKINZOKU INTERNATIONAL	JAPAN

Gold	TANAKA KIKINZOKU KOGYO K.K.	JAPAN

Gold	THE GREAT WALL GOLD AND SILVER REFINERY OF CHINA	CHINA

Gold	THE GREAT WALL GOLD AND SILVER REFINERY OF CHINA	CHINA

Gold	THE PERTH MINT	AUSTRALIA

Gold	THE REFINERY OF SHANDONG GOLD MINING CO., LTD.	CHINA

Gold	TOKURIKI HONTEN CO., LTD.	JAPAN

Gold	TONGLING NONFERROUS METALS GROUP CO., LTD.	CHINA

Gold	TONGLING NONFERROUS METALS GROUP HOLDINGS CO., LTD	CHINA

Gold	TONY GOETZ NV	BELGIUM

Gold	TOO TAU-KEN-ALTYN	KAZAKHSTAN

Gold	TORECOM	KOREA, REPUBLIC OF

Gold	UMICORE BRASIL LTDA.	BRAZIL

Gold	UMICORE PRECIOUS METALS THAILAND	THAILAND

Gold	UMICORE SA BUSINESS UNIT PRECIOUS METALS REFINING	BELGIUM

Gold	UNITED PRECIOUS METAL REFINING, INC.	US

Gold	UNIVERSAL PRECIOUS METALS REFINING ZAMBIA	ZAMBIA

Gold	VALCAMBI S.A.	SWITZERLAND

Gold	VALCAMBI SA	SWITZERLAND

Gold	WESTERN AUSTRALIAN MINT TRADING AS THE PERTH MINT	AUSTRALIA

Gold	WIELAND EDELMETALLE GMBH	GERMANY

Gold	WILLIAMS ADVANCED MATERIALS	US

Gold	XSTRATA	CANADA

Gold	XSTRATA	CANADA

Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN

Gold	YANTAI GUODASAFINA HIGH-TECH ENVIRONMENTAL REFINER	CHINA

Gold	YOKOHAMA METAL CO., LTD.	JAPAN

Gold	YUNNAN COPPER INDUSTRY CO LTD	CHINA

Gold	ZHAOYUAN GOLD GROUP	CHINA

Gold	ZHONGJIN GOLD CORPORATION LIMITED	CHINA

Gold	ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATIO	CHINA

Gold	ZIJIN KUANG YE REFINERY	CHINA

Gold	ZIJIN MINING GROUP CO., LTD. GOLD REFINERY	CHINA

Tantalum	CHANGSHA SOUTH TANTALUM NIOBIUM CO., LTD.	CHINA

Tantalum	CONGHUA TANTALUM AND NIOBIUM SMELTRY	CHINA

Tantalum	D BLOCK METALS, LLC	US

Tantalum	DUOLUOSHAN	CHINA

Tantalum	E.S.R. ELECTRONICS	US

Tantalum	EXOTECH INC.	US

Tantalum	F&X ELECTRO-MATERIALS LTD.	CHINA

Tantalum	FIR METALS & RESOURCE LTD.	CHINA

Tantalum	GLOBAL ADVANCED METALS AIZU	JAPAN

Tantalum	GLOBAL ADVANCED METALS BOYERTOWN	US

Tantalum	GUANGDONG ZHIYUAN NEW MATERIAL CO., LTD.	CHINA

Tantalum	H.C. STARCK CO., LTD.	THAILAND

Tantalum	H.C. STARCK GMBH GOSLAR	GERMANY

Tantalum	H.C. STARCK GMBH LAUFENBURG	GERMANY

Tantalum	H.C. STARCK HERMSDORF GMBH	GERMANY

Tantalum	H.C. STARCK INC.	US

Tantalum	H.C. STARCK LTD.	JAPAN

Tantalum	H.C. STARCK SMELTING GMBH & CO. KG	GERMANY

Tantalum	HENGYANG KING XING LIFENG NEW MATERIALS CO., LTD.	CHINA

Tantalum	HI-TEMP SPECIALTY METALS, INC.	US

Tantalum	JIANGXI DINGHAI TANTALUM & NIOBIUM CO., LTD.	CHINA

Tantalum	JIANGXI TUOHONG NEW RAW MATERIAL	CHINA

Tantalum	JIUJIANG JINXIN NONFERROUS METALS CO., LTD.	CHINA

Tantalum	JIUJIANG TANBRE CO., LTD.	CHINA

Tantalum	JIUJIANG ZHONGAO TANTALUM & NIOBIUM CO., LTD.	CHINA

Tantalum	KEMET BLUE METALS	MEXICO

Tantalum	KEMET BLUE POWDER	US

Tantalum	KING-TAN TANTALUM INDUSTRY LTD.	CHINA

Tantalum	LSM BRASIL S.A.	BRAZIL

Tantalum	METALLURGICAL PRODUCTS INDIA PVT., LTD.	INDIA

Tantalum	MINERAÇÃO TABOCA S.A.	BRAZIL

Tantalum	MITSUI MINING & SMELTING	JAPAN

Tantalum	MITSUI MINING AND SMELTING CO., LTD.	JAPAN

Tantalum	MOLYCORP SILMET A.S.	ESTONIA

Tantalum	NINGXIA ORIENT TANTALUM INDUSTRY CO., LTD.	CHINA

Tantalum	PLANSEE SE LIEZEN	AUSTRIA

Tantalum	PLANSEE SE REUTTE	AUSTRIA

Tantalum	POWER RESOURCES LTD.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)

Tantalum	QUANTUMCLEAN	US

Tantalum	RESIND INDÚSTRIA E COMÉRCIO LTDA.	BRAZIL

Tantalum	RFH TANTALUM SMELTRY CO., LTD.	CHINA

Tantalum	SOLIKAMSK MAGNESIUM WORKS OAO	RUSSIAN FEDERATION

Tantalum	TAKI CHEMICAL CO., LTD.	JAPAN

Tantalum	TAKI CHEMICALS	JAPAN

Tantalum	TELEX METALS	US

Tantalum	TRANZACT, INC.	US

Tantalum	ULBA METALLURGICAL PLANT JSC	KAZAKHSTAN

Tantalum	XINXING HAORONG ELECTRONIC MATERIAL CO., LTD.	CHINA

Tantalum	YICHUN JIN YANG RARE METAL CO., LTD.	CHINA

Tantalum	ZHUZHOU CEMENTED CARBIDE	CHINA

Tantalum	ZHUZHOU CEMENTED CARBIDE GROUP CO., LTD.	CHINA

Tin	5NPLUS	CANADA

Tin	ALENT PLC	US

Tin	ALPHA	US

Tin	ALPHA METALS	US

Tin	AN THAI MINERALS CO., LTD.	VIET NAM

Tin	AN VINH JOINT STOCK MINERAL PROCESSING COMPANY	VIET NAM

Tin	AOKI LABORATORIES LTD.	US

Tin	BML	ID

Tin	BRAND IMLI	INDONESIA

Tin	BRAND RBT	INDONESIA

Tin	CHENGFENG METALS CO PTE LTD	CHINA

Tin	CHENZHOU YUN XIANG MINING LIMITED LIABILITY COMPAN	CHINA

Tin	CHENZHOU YUNXIANG MINING AND METALLURGY CO., LTD.	CHINA

Tin	CHENZHOU YUNXIANG MINING AND METALLURGY COMPANY LI	CHINA

Tin	CHINA RARE METAL MATERIAL CO., LTD.	CHINA

Tin	CHINA TIN (HECHI)	CHINA

Tin	CHINA TIN GROUP CO., LTD.	CHINA

Tin	CHINA YUNNAN TIN CO LTD.	CHINA

Tin	CNMC (GUANGXI) PGMA CO. LTD.	CHINA

Tin	CNMC (GUANGXI) PGMA CO., LTD.	CHINA

Tin	COMPLEJO METALURGICO VINTO S.A.	BOLIVIA

Tin	COOKSON	US

Tin	COOPER SANTA	BRAZIL

Tin	COOPERATIVA METALURGICA DE RONDÔNIA LTDA.	BRAZIL

Tin	CV AYI JAYA	INDONESIA

Tin	CV DUA SEKAWAN	INDONESIA

Tin	CV GITA PESONA	INDONESIA

Tin	CV JUSTINDO	INDONESIA

Tin	CV NURJANAH	INDONESIA

Tin	CV PRIMA TIMAH UTAMA	INDONESIA

Tin	CV SERUMPUN SEBALAI	INDONESIA

Tin	CV TIGA SEKAWAN	INDONESIA

Tin	CV UNITED SMELTING	INDONESIA

Tin	CV VENUS INTI PERKASA	INDONESIA

Tin	DOWA	JAPAN

Tin	ELECTRO-MECHANICAL FACILITY OF THE CAO BANG MINERA	VIET NAM

Tin	ELMET S.A. DE C.V.	MEXICO

Tin	ELMET S.L.U.	SPAIN

Tin	ELMET S.L.U. (METALLO GROUP)	SPAIN

Tin	EM VINTO	BOLIVIA

Tin	EMPRESA METALÚRGICA VINTO	BOLIVIA

Tin	EMPRESSA NACIONAL DE FUNDICIONES (ENAF)	BOLIVIA (PLURINATIONAL STATE OF)

Tin	ENAF	BOLIVIA (PLURINATIONAL STATE OF)

Tin	ESTANHO DE RONDÔNIA S.A.	BRAZIL

Tin	FEINHÜTTE HALSBRÜCKE GMBH	GERMANY

Tin	FENIX METALS	POLAND

Tin	FUNSUR SMELTER	PERU

Tin	GEJIU FENGMING METALLURGY CHEMICAL PLANT	CHINA

Tin	GEJIU JINYE MINERAL COMPANY	CHINA

Tin	GEJIU KAI MENG INDUSTRY AND TRADE LLC	CHINA

Tin	GEJIU NON-FERROUS METAL PROCESSING CO. LTD.	CHINA

Tin	GEJIU YUNXIN COLORED ELECTROLYSIS LTD YUNNAN	CHINA

Tin	GEJIU YUNXIN NONFERROUS ELECTROLYSIS CO., LTD.	CHINA

Tin	GEJIU ZI-LI	CHINA

Tin	GEJIU ZILI MINING AND METALLURGY CO., LTD.	CHINA

Tin	GUANGXI CHINA TIN	CHINA

Tin	GUANYANG GUIDA NONFERROUS METAL SMELTING PLANT	CHINA

Tin	HUAXI LIUZHOU SMELTER	CHINA

Tin	HUICHANG HILL TIN INDUSTRY CO., LTD.	CHINA

Tin	HUICHANG JINSHUNDA TIN CO. LTD	CHINA

Tin	INDONESIAN STATE TIN CORPORATION	INDONESIA

Tin	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA

Tin	JEAN GOLDSCHMIDT INTERNATIONAL SA	BELGIUM

Tin	JIANGXI KETAI ADVANCED MATERIAL CO., LTD.	CHINA

Tin	JIANGXI NANSHAN	CHINA

Tin	JIANGXI SHUNDA HUICHANG KAM TIN CO., LTD.	CHINA

Tin	KAI UNITA TRADE LIMITED LIABILITY COMPANY	CHINA

Tin	KUNDUR SMELTER	INDONESIA

Tin	LINWU XIANGGUI ORE SMELTING CO., LTD.	CHINA

Tin	LINWU XIANGGUI SMELTER CO	CHINA

Tin	LIUZHHOU CHINA TIN	CHINA

Tin	LIUZHOU CHINA TIN	CHINA

Tin	LOTUSMETAL	BRAZIL

Tin	MAGNU’S MINERAIS METAIS E LIGAS LTDA	BRAZIL

Tin	MALAYSIA SMELTING CORPORATION (MSC)	MALAYSIA

Tin	MELT METAIS E LIGAS S.A.	BRAZIL

Tin	MELT METAIS E LIGAS S/A	BRAZIL

Tin	MENTOK SMELTER	INDONESIA

Tin	METALLIC RESOURCES, INC.	US

Tin	METALLO CHIMIQUE	BELGIUM

Tin	METALLO-CHIMIQUE N.V.	BELGIUM

Tin	MINERAÇÃO TABOCA S.A.	BRAZIL

Tin	MINMETALS GANZHOU TIN CO. LTD.	CHINA

Tin	MINSUR	PERU

Tin	MITSUBISHI MATERIALS CORPORATION	JAPAN

Tin	MODELTECH SDN BHD	MALAYSIA

Tin	MSC	MALAYSIA

Tin	NANKANG NANSHAN TIN CO., LTD.	CHINA

Tin	NANKANG NANSHAN TIN MANUFACTORY CO., LTD.	CHINA

Tin	NGHE TINH NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM

Tin	NORTHERN SMELTER	AUSTRALIA

Tin	NOVOSIBIRSK INTEGRATED TIN WORKS	RUSSIAN FEDERATION

Tin	O.M. MANUFACTURING (THAILAND) CO., LTD.	THAILAND

Tin	O.M. MANUFACTURING PHILIPPINES, INC.	PHILIPPINES

Tin	OMSA	BOLIVIA

Tin	OPERACIONES METALURGICAL S.A.	BOLIVIA

Tin	PGMA	CHINA

Tin	PHOENIX METAL LTD.	RWANDA

Tin	PT ALAM LESTARI KENCANA	INDONESIA

Tin	PT ARIES KENCANA SEJAHTERA	INDONESIA

Tin	PT ARTHA CIPTA LANGGENG	INDONESIA

Tin	PT ATD MAKMUR MANDIRI JAYA	INDONESIA

Tin	PT BABEL INTI PERKASA	INDONESIA

Tin	PT BANGKA KUDAI TIN	INDONESIA

Tin	PT BANGKA PUTRA KARYA	INDONESIA

Tin	PT BANGKA TIMAH UTAMA SEJAHTERA	INDONESIA

Tin	PT BANGKA TIN INDUSTRY	INDONESIA

Tin	PT BELITUNG INDUSTRI SEJAHTERA	INDONESIA

Tin	PT BILLITIN MAKMUR LESTARI	INDONESIA

Tin	PT BUKIT TIMAH	INDONESIA

Tin	PT CIPTA PERSADA MULIA	INDONESIA

Tin	PT DS JAYA ABADI	INDONESIA

Tin	PT EUNINDO USAHA MANDIRI	INDONESIA

Tin	PT FANG DI MULTINDO	INDONESIA

Tin	PT INTI STANIA PRIMA	INDONESIA

Tin	PT JUSTINDO	INDONESIA

Tin	PT KARIMUN MINING	INDONESIA

Tin	PT KIJANG JAYA MANDIRI	INDONESIA

Tin	PT LAUTAN HARMONIS SEJAHTERA	INDONESIA

Tin	PT MENARA CIPTA MULIA	INDONESIA

Tin	PT MITRA STANIA PRIMA	INDONESIA

Tin	PT O.M. INDONESIA	INDONESIA

Tin	PT PANCA MEGA PERSADA	INDONESIA

Tin	PT PELAT TIMAH NUSANTARA TBK	INDONESIA

Tin	PT PRIMA TIMAH UTAMA	INDONESIA

Tin	PT REFINED BANGKA TIN	INDONESIA

Tin	PT REFINED BANGKA TIN (RBT)	INDONESIA

Tin	PT SARIWIGUNA BINASENTOSA	INDONESIA

Tin	PT SEIRAMA TIN INVESTMENT	INDONESIA

Tin	PT STANINDO INTI PERKASA	INDONESIA

Tin	PT SUKSES INTI MAKMUR	INDONESIA

Tin	PT SUMBER JAYA INDAH	INDONESIA

Tin	PT TAMBANG TIMAH	INDONESIA

Tin	PT TAMBANG TIMAH TBK (PERSERO)	INDONESIA

Tin	PT TIMAH	INDONESIA

Tin	PT TIMAH (PERSERO) TBK KUNDUR	INDONESIA

Tin	PT TIMAH (PERSERO) TBK MENTOK	INDONESIA

Tin	PT TIMAH (PERSERO), TBK	INDONESIA

Tin	PT TIMAH NUSANTARA	INDONESIA

Tin	PT TININDO INTER NUSA	INDONESIA

Tin	PT TIRUS PUTRA MANDIRI	INDONESIA

Tin	PT TOMMY UTAMA	INDONESIA

Tin	PT WAHANA PERKIT JAYA	INDONESIA

Tin	RESIND INDÚSTRIA E COMÉRCIO LTDA.	BRAZIL

Tin	RUI DA HUNG	TAIWAN

Tin	SHANGRAO XURI SMELTING FACTORY	CHINA

Tin	SMELTING BRANCH OF YUNNAN TIN COMPANY LTD	CHINA

Tin	SOFT METAIS LTDA.	BRAZIL

Tin	THAI SOLDER INDUSTRY CORP., LTD.	THAILAND

Tin	THAILAND SMELTING & REFINING CO., LTD	THAILAND

Tin	THAISARCO	THAILAND

Tin	TIN PRODUCTS MANUFACTURING CO.LTD. OF YTCL	CHINA

Tin	TOBOCA/ PARANAPENEMA	BRAZIL

Tin	TUYEN QUANG NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM

Tin	VQB MINERAL AND TRADING GROUP JSC	VIET NAM

Tin	WHITE SOLDER METALURGIA E MINERAÇÃO LTDA.	BRAZIL

Tin	WHITE SOLDER METALURGICA	BRAZIL

Tin	YUNNAN CHENGFENG	CHINA

Tin	YUNNAN CHENGFENG NON-FERROUS METALS CO., LTD.	CHINA

Tin	YUNNAN GEIJU ZILI METALLURGY CO. LTD.	CHINA

Tin	YUNNAN TIN COMPANY LIMITED	CHINA

Tin	YUNNAN TIN GROUP (HOLDING) COMPANY LIMITED	CHINA

Tin	YUNTINIC CHEMICAL GMBH	GERMANY

Tin	YUNTINIC RESOURCES	GERMANY

Tungsten	A.L.M.T. TUNGSTEN CORP.	JAPAN

Tungsten	ACL METAIS EIRELI	BRAZIL

Tungsten	ALMT CORP	JAPAN

Tungsten	ASIA TUNGSTEN PRODUCTS VIETNAM LTD.	VIET NAM

Tungsten	ATI METALWORKING PRODUCTS	US

Tungsten	ATI TUNGSTEN MATERIALS	US

Tungsten	BUFFALO TUNGSTEN	US

Tungsten	CHAOZHOU XIANGLU TUNGSTEN INDUSTRY CO., LTD.	CHINA

Tungsten	CHENZHOU DIAMOND TUNGSTEN PRODUCTS CO., LTD.	CHINA

Tungsten	CHINA NATIONAL NON FERROUS	CHINA

Tungsten	CHONGYI ZHANGYUAN TUNGSTEN CO., LTD.	CHINA

Tungsten	DAYU JINCHENG TUNGSTEN INDUSTRY CO., LTD.	CHINA

Tungsten	DAYU WEILIANG TUNGSTEN CO., LTD.	CHINA

Tungsten	FUJIAN JINXIN TUNGSTEN CO., LTD.	CHINA

Tungsten	GANXIAN SHIRUI NEW MATERIAL CO., LTD.	CHINA

Tungsten	GANZHOU HAICHUANG TUNGSTEN INDUSTRY CO., LTD.	CHINA

Tungsten	GANZHOU HUAXING TUNGSTEN PRODUCTS CO., LTD.	CHINA

Tungsten	GANZHOU JIANGWU FERROTUNGSTEN CO., LTD.	CHINA

Tungsten	GANZHOU NON-FERROUS METALS SMELTING CO., LTD.	CHINA

Tungsten	GANZHOU SEADRAGON W & MO CO., LTD.	CHINA

Tungsten	GANZHOU YATAI TUNGSTEN CO., LTD.	CHINA

Tungsten	GLOBAL TUNGSTEN & POWDERS CORP.	US

Tungsten	GTP	US

Tungsten	GUANGDONG XIANGLU TUNGSTEN CO., LTD.	CHINA

Tungsten	H.C. STARCK GMBH	GERMANY

Tungsten	H.C. STARCK SMELTING GMBH & CO.KG	GERMANY

Tungsten	H.C. STARCK TUNGSTEN GMBH	GERMANY

Tungsten	HC STARCK GMBH	GERMANY

Tungsten	HUMAN CHUN-CHANG NON-FERROUS SMELTING & CONCENTRAT	CHINA

Tungsten	HUNAN CHENZHOU MINING CO., LTD.	CHINA

Tungsten	HUNAN CHENZHOU MINING GROUP CO., LTD.	CHINA

Tungsten	HUNAN CHUANGDA VANADIUM TUNGSTEN CO., LTD. WUJI	CHINA

Tungsten	HUNAN CHUANGDA VANADIUM TUNGSTEN CO., LTD. YANGLIN	CHINA

Tungsten	HUNAN CHUNCHANG NONFERROUS METALS CO., LTD.	CHINA

Tungsten	HYDROMETALLURG, JSC	RUSSIAN FEDERATION

Tungsten	JAPAN NEW METALS CO., LTD.	JAPAN

Tungsten	JIANGWU H.C. STARCK TUNGSTEN PRODUCTS CO., LTD.	CHINA

Tungsten	JIANGXI DAYU LONGXINTAI TUNGSTEN CO., LTD.	CHINA

Tungsten	JIANGXI GAN BEI TUNGSTEN CO., LTD.	CHINA

Tungsten	JIANGXI MINMETALS GAO’AN NON-FERROUS METALS CO., L	CHINA

Tungsten	JIANGXI TONGGU NON-FERROUS METALLURGICAL & CHEMICA	CHINA

Tungsten	JIANGXI TUNGSTEN INDUSTRY GROUP CO. LTD.	CHINA

Tungsten	JIANGXI XINSHENG TUNGSTEN INDUSTRY CO., LTD.	CHINA

Tungsten	JIANGXI XIUSHUI XIANGGAN NONFERROUS METALS CO., LT	CHINA

Tungsten	JIANGXI YAOSHENG TUNGSTEN CO., LTD.	CHINA

Tungsten	KENNAMETAL FALLON	US

Tungsten	KENNAMETAL HUNTSVILLE	US

Tungsten	LUOYANG MUDU TUNGSTEN & MOLYBDENUM TECHNOLOGY CO.,	CHINA

Tungsten	MALIPO HAIYU TUNGSTEN CO., LTD.	CHINA

Tungsten	MOLIREN LTD	RUSSIAN FEDERATION

Tungsten	MOLIREN OOO	RUSSIAN FEDERATION

Tungsten	NIAGARA REFINING LLC	US

Tungsten	NIPPON TUNGSTEN CO., LTD.	JAPAN

Tungsten	NUI PHAO H.C. STARCK TUNGSTEN CHEMICALS MANUFACTUR	VIET NAM

Tungsten	PHILIPPINE CHUANGXIN INDUSTRIAL CO., INC.	PHILIPPINES

Tungsten	POBEDIT, JSC	RUSSIAN FEDERATION

Tungsten	SANHER TUNGSTEN VIETNAM CO., LTD.	VIET NAM

Tungsten	SHAOGUAN XINHAI RENDAN TUNGSTEN INDUSTRY CO. LTD	CHINA

Tungsten	SOUTH-EAST NONFERROUS METAL COMPANY LIMITED OF HEN	CHINA

Tungsten	TAEGUTEC LTD.	KOREA, REPUBLIC OF

Tungsten	TEJING (VIETNAM) TUNGSTEN CO., LTD.	VIET NAM

Tungsten	UNECHA REFRACTORY METALS PLANT	RUSSIAN FEDERATION

Tungsten	VIETNAM YOUNGSUN TUNGSTEN INDUSTRY CO., LTD.	VIET NAM

Tungsten	WBH	AUSTRIA

Tungsten	WOLFRAM BERGBAU UND HÜTTEN AG	AUSTRIA

Tungsten	WOLTECH KOREA CO., LTD.	KOREA, REPUBLIC OF

Tungsten	XIAMEN H.C.	CHINA

Tungsten	XIAMEN TUNGSTEN (H.C.) CO., LTD.	CHINA

Tungsten	XIAMEN TUNGSTEN CO., LTD.	CHINA

Tungsten	XINFENG HUARUI TUNGSTEN & MOLYBDENUM NEW MATERIAL	CHINA

Tungsten	XINHAI RENDAN SHAOGUAN TUNGSTEN CO., LTD.	CHINA

Tungsten	ZHUZHOU CEMENTED CARBIDE GROUP CO LTD	CHINA

B. Nail Polish

1.	3TG Mineral: Gold is relevant to this product.

2.	Smelters and Origin: Smelters Identified to RPM by Relevant Supplier.

Metal	Smelter	Country

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY

Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL

Gold	Argor-Heraeus S.A.	SWITZERLAND

Gold	Aurubis AG	GERMANY

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES

Gold	Boliden AB	SWEDEN

Gold	C. Hafner GmbH + Co. KG	GERMANY

Gold	Chimet S.p.A.	ITALY

Gold	Dowa	JAPAN

Gold	Heimerle + Meule GmbH	GERMANY

Gold	Heraeus Ltd. Hong Kong	CHINA

Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY

Gold	Istanbul Gold Refinery	TURKEY

Gold	Asahi Refining USA Inc.	UNITED STATES

Gold	Asahi Refining Canada Ltd.	CANADA

Gold	Kennecott Utah Copper LLC	UNITED STATES

Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA

Gold	Metalor Technologies S.A.	SWITZERLAND

Gold	Metalor USA Refining Corporation	UNITED STATES

Gold	PAMP S.A.	SWITZERLAND

Gold	Royal Canadian Mint	CANADA

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA

Gold	Tanaka Kikinzoku Kogyo K.K	JAPAN

Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM

Gold	United Precious Metal Refining, Inc.	UNITED STATES